EXHIBIT 99.6

Boatmen's Bancshares, Inc.
CONSOLIDATED BALANCE SHEET

(dollars in thousands)                                      June 30, 1996        June 30, 1995   December 31, 1995
- ------------------------------------------------------------------------------------------------------------------
Assets
Cash and due from banks                                      $  2,139,433         $  2,307,342        $  2,611,765
Short-term investments                                             36,843               52,750              83,166

  Held to maturity                                              1,018,357            7,014,108             923,130
  Available for sale                                           10,705,084            4,492,629          10,347,172
  Trading                                                          44,886               28,256              58,361
Federal funds sold and securities purchased
  under resale agreements                                         489,410              784,254           1,225,671
Loans, net of unearned income                                  24,416,546           24,307,358          24,050,903
  Less reserve for loan losses                                    472,006              457,221             452,560
- ------------------------------------------------------------------------------------------------------------------
  Loans, net                                                   23,944,540           23,850,137          23,598,343
- ------------------------------------------------------------------------------------------------------------------
Property and equipment                                            787,306              801,398             800,502
Other assets                                                    1,516,699            1,562,989           1,475,379
- ------------------------------------------------------------------------------------------------------------------
  Total assets                                                $40,682,558          $40,893,863         $41,123,489
==================================================================================================================

Liabilities and Stockholders' Equity
- ------------------------------------------------------------------------------------------------------------------
Liabilities:
Demand deposits                                               $ 6,560,696          $ 6,222,491         $ 6,894,649
Retail savings deposits and interest-bearing
  transaction accounts                                         13,050,523           12,456,252          13,510,720
Time deposits                                                  11,017,751           11,779,801          11,572,768
- ------------------------------------------------------------------------------------------------------------------
  Total deposits                                               30,628,970           30,458,544          31,978,137
- ------------------------------------------------------------------------------------------------------------------
Federal funds purchased and securities sold
  under repurchase agreements                                   3,753,895            2,708,270           2,902,973
Short-term borrowings                                           1,454,719            3,123,883           1,474,991
Capital lease obligations                                          38,352               39,699              39,076
Long-term debt                                                    616,538              522,216             615,129
Other liabilities                                                 597,456              610,321             512,436
- ------------------------------------------------------------------------------------------------------------------
  Total liabilities                                            37,089,930           37,462,933          37,522,742
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Redeemable preferred stock                                            957                1,132                 961
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Stockholders' Equity:
Preferred stock                                                    99,091               99,469              99,324
Common stock ($1 par value; 250,000,000 shares authorized)        158,400              157,442             158,068
Surplus                                                         1,212,482            1,204,437           1,212,838
Retained earnings                                               2,274,298            1,995,542           2,137,176
Treasury stock, at cost                                           (58,894)             (23,194)            (18,096)
Unrealized net appreciation (depreciation),
    available for sale securities                                 (93,706)              (3,898)             10,476
- ------------------------------------------------------------------------------------------------------------------
  Total stockholders' equity                                    3,591,671            3,429,798           3,599,786
- ------------------------------------------------------------------------------------------------------------------
  Total liabilities and stockholders' equity                  $40,682,558          $40,893,863         $41,123,489
==================================================================================================================
Held to maturity securities, market value                     $ 1,046,349          $ 6,995,237         $   973,801
Available for sale securities, amortized cost                  10,863,440            4,499,111          10,330,233
Common stock, shares outstanding                              156,886,657          156,726,993         157,591,239
Treasury shares                                                 1,513,699              714,980             476,519
==================================================================================================================

Boatmen's Bancshares, Inc.
CONSOLIDATED STATEMENT OF INCOME
                                                           Second quarter ended June 30     Six months ended June 30
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(in thousands except share data)                                     1996          1995           1996          1995
- --------------------------------------------------------------------------------------------------------------------
Interest income
  Interest and fees on loans                                     $530,210      $530,404     $1,058,794    $1,029,155
  Interest on short-term investments                                1,311         1,137          3,224         2,101
  Interest on Federal funds sold and securities purchased
    under resale agreements                                         6,308         9,364         17,939        18,165
  Interest on held to maturity securities
    Taxable                                                                      96,093                      192,150
    Tax-exempt                                                     16,723        13,903         32,204        27,868
- --------------------------------------------------------------------------------------------------------------------
    Total interest on held to maturity securities                  16,723       109,996         32,204       220,018
  Interest on available for sale securities                       165,460        72,439        325,648       148,737
  Interest on trading securities                                      719           361          1,483           796
- --------------------------------------------------------------------------------------------------------------------
    Total interest income                                         720,731       723,701      1,439,292     1,418,972
- --------------------------------------------------------------------------------------------------------------------
Interest expense
  Interest on deposits                                            247,650       259,633        504,932       497,757
  Interest on Federal funds purchased and other
    short-term borrowings                                          61,728        81,880        120,437       162,726
  Interest on capital lease obligations                               944           975          1,890         1,953
  Interest on long-term debt                                       12,168        11,493         24,618        23,622
- --------------------------------------------------------------------------------------------------------------------
    Total interest expense                                        322,490       353,981        651,877       686,058
- --------------------------------------------------------------------------------------------------------------------
    Net interest income                                           398,241       369,720        787,415       732,914
Provision for loan losses                                          19,365        10,171         45,582        20,914
- --------------------------------------------------------------------------------------------------------------------
    Net interest income after provision for loan losses           378,876       359,549        741,833       712,000
- --------------------------------------------------------------------------------------------------------------------
Noninterest income
  Trust fees                                                       53,835        51,902        106,642        97,572
  Service charges                                                  63,647        57,832        123,998       113,066
  Mortgage banking revenues                                        22,241        16,689         43,880        39,937
  Credit card                                                      10,861        14,404         26,414        29,099
  Investment banking revenues                                      12,110        10,490         24,579        20,738
  Securities gains (losses), net                                      871         3,005          1,348       (19,012)
  Other                                                            44,802        36,434         94,086        74,015
- --------------------------------------------------------------------------------------------------------------------
    Total noninterest income                                      208,367       190,756        420,947       355,415
- --------------------------------------------------------------------------------------------------------------------
Noninterest expense
  Staff                                                           190,361       177,915        381,721       357,150
  Net occupancy                                                    25,089        23,665         50,507        48,792
  Equipment                                                        30,365        28,520         60,597        57,246
  FDIC insurance                                                    2,743        16,593          5,478        33,187
  Intangible amortization                                          10,071        10,756         20,343        21,366
  Advertising                                                      12,427        11,495         22,321        21,409
  Merger expense                                                                    711         42,414        25,978
  Other                                                            87,039        86,405        174,205       165,431
- --------------------------------------------------------------------------------------------------------------------
    Total noninterest expense                                     358,095       356,060        757,586       730,559
- --------------------------------------------------------------------------------------------------------------------
  Income before income tax expense                                229,148       194,245        405,194       336,856
Income tax expense                                                 83,080        66,440        148,002       118,787
- --------------------------------------------------------------------------------------------------------------------
  Net income                                                     $146,068      $127,805     $  257,192    $  218,069
====================================================================================================================
  Net income available to common shareholders                    $144,318      $126,043     $  253,692    $  214,538
====================================================================================================================
  Net income per share                                               $.92          $.80          $1.61         $1.37
====================================================================================================================
  Dividends declared per share                                       $.37          $.34          $ .74         $ .68
====================================================================================================================

Earnings per share amounts are based on weighted average shares outstanding after adjusting net income for dividends on preferred stock. For the six months, average shares outstanding were 157,411,237 in 1996 and 156,541,623 in 1995. Preferred dividends declared totaled $3.5 million in both 1996 and 1995.

Boatmen's Bancshares, Inc.
CONSOLIDATED STATEMENT OF CHANGES IN STOCKHOLDERS' EQUITY
                                                                                                          Unrealized Net
                                                                                                           Appreciation,
                                                                                                          (Depreciation)
                                Preferred Stock   Common Stock                             Treasury Stock   Available
                                ---------------  ---------------                Retained   ---------------   for Sale
(in thousands)                  Shares  Amount   Shares   Amount    Surplus     Earnings   Shares   Amount  Securities        Total
- -----------------------------------------------------------------------------------------------------------------------------------
Balance, January 1, 1995          250  $100,000  156,084 $156,084  $1,171,184  $1,886,199    (509)  $(14,516) $(134,521) $3,164,430
Net income                         --        --       --       --          --     218,069      --         --         --     218,069
Cash dividends declared:
  Common ($.68 per share)          --        --       --       --          --     (87,343)     --         --         --     (87,343)
  Redeemable preferred             --        --       --       --          --         (40)     --         --         --         (40)
  By pooled company prior
  to merger--common                --        --       --       --          --     (17,753)     --         --         --     (17,753)
  By pooled company prior
  to merger--preferred             --        --       --       --          --      (3,492)                --         --      (3,492)
Acquisition of treasury stock      --        --       --       --          --          --    (800)   (25,827)        --     (25,827)
Common stock issued pursuant
  to dividend reinvestment
  and employee plans               --        --      530      530       9,296          --     305      9,141         --      18,967
Common stock issued upon
  acquisition of subsidiaries      --        --      947      947      27,543          --     289      8,008         --      36,498
Adjustment for purchase of
  treasury stock--pooled
  companies                        --        --     (125)    (125)     (3,921)         --      --         --         --      (4,046)
Retirement of preferred stock      (1)     (500)      --       --          15         (98)     --         --         --        (583)
Common stock issued upon
  conversion of preferred
  stock                            --       (31)       1        1          30          --      --         --         --          --
Common stock issued upon
  conversion of convertible
  subordinated debentures          --        --        5        5          81          --      --         --         --          86
Adjustment of available for sale
  securities to market value       --        --       --       --          --          --      --         --    130,623     130,623
Other, net                         --        --       --       --         209          --      --         --         --         209
- -----------------------------------------------------------------------------------------------------------------------------------
Balance, June 30, 1995            249  $ 99,469  157,442 $157,442  $1,204,437  $1,995,542    (715)  $(23,194)   $(3,898) $3,429,798
===================================================================================================================================
Balance, January 1, 1996          248  $ 99,324  158,068 $158,068  $1,212,838  $2,137,176    (477)  $(18,096)   $10,476  $3,599,786
Net income                         --        --       --       --          --     257,192      --         --         --     257,192
Cash dividends declared:
  Common ($.74 per share)          --        --       --       --          --    (116,516)     --         --         --    (116,516)
  Preferred                        --        --       --       --          --      (3,467)     --         --         --      (3,467)
  Redeemable preferred             --        --       --       --          --         (33)     --         --         --         (33)
Acquisition of treasury stock                --       --       --          --          --  (2,136)   (83,658)        --     (83,658)
Common stock issued pursuant
  to dividend reinvestment
  and employee plans               --        --      325      325        (177)         --     866     33,284         --      33,432
Common stock issued upon
  acquisition of subsidiaries      --        --       --       --        (839)         --     240      9,739         --       8,900
Common stock issued upon
  conversion of preferred
  stock                            --      (233)       8        8         225          --      --         --         --          --
Common stock issued upon
  conversion of convertible
  subordinated debentures          --        --       --       --        (110)         --       5        189         --          79
Adjustment of available for sale
  securities to market value       --        --       --       --          --          --      --         --   (104,182)   (104,182)
Other, net                         --        --       (1)      (1)        545         (54)    (12)      (352)        --         138
- -----------------------------------------------------------------------------------------------------------------------------------
Balance, June 30, 1996            248  $ 99,091  158,400 $158,400  $1,212,482  $2,274,298  (1,514)  $(58,894)  $(93,706) $3,591,671
===================================================================================================================================


Boatmen's Bancshares, Inc.
CONSOLIDATED STATEMENT OF CASH FLOWS

Six months ended June 30 (in thousands)                                   1996            1995
- -----------------------------------------------------------------------------------------------
Net cash provided by operating activities                          $   487,691     $   422,362

Investing Activities:
  Net decrease in Federal funds sold and securities
     purchased under resale agreements                                 740,786         337,611
  Net increase in loans                                               (363,452)     (1,446,880)
  Proceeds from the sales of foreclosed property                        15,173          13,488
  Proceeds from the maturity of held to maturity securities             87,948         457,630
  Purchases of held to maturity securities                             (66,507)       (279,108)
  Proceeds from the maturity of available for sale securities        1,371,304         537,460
  Proceeds from the sales of available for sale securities             240,759         560,475
  Purchases of available for sale securities                        (2,254,546)       (163,766)
  Net (increase) decrease in short-term investments                     46,323          (7,534)
  Net increase in property and equipment                               (34,041)        (50,422)
  Net cash received from purchase acquisitions                           3,096           1,636
- -----------------------------------------------------------------------------------------------
    Net cash provided (used) by investing activities                  (213,157)        (39,410)
===============================================================================================

Financing Activities:
  Net increase (decrease) in Federal funds purchased and
    securities sold under repurchase agreements                        850,922        (279,045)
  Net decrease in deposits                                          (1,418,063)       (908,458)
  Net increase (decrease) in short-term borrowings                     (20,272)        736,378
  Payments on long-term debt                                            (1,174)        (77,187)
  Proceeds from the issuance of long-term debt                           2,583
  Payments on capital lease obligations                                   (724)           (709)
  Cash dividends paid                                                 (109,908)        (97,645)
  Acquisition of treasury stock                                        (83,658)        (25,827)
  Purchase and retirement of preferred stock                                              (583)
  Common stock issued pursuant to dividend
    reinvestment and employee plans                                     33,432          18,967
  Decrease in redeemable preferred stock                                    (4)            (10)
- -----------------------------------------------------------------------------------------------
    Net cash used by financing activities                             (746,866)       (634,119)
- -----------------------------------------------------------------------------------------------
Decrease in cash and due from banks                                   (472,332)       (251,167)
Cash and due from banks at beginning of year                         2,611,765       2,558,509
- -----------------------------------------------------------------------------------------------
Cash and due from banks at June 30                                 $ 2,139,433     $ 2,307,342
===============================================================================================


For the six months ended June 30, 1996 and 1995, interest paid totaled $668 million and $395 million, respectively, and income taxes paid totaled $140 million and $95 million. Loans transferred to foreclosed property totaled $12 million in 1996, and $7 million in 1995. Available for sale securities transferred to held to maturity totaled $95 million for the six months ended
June 30, 1996. In 1995, assets and liabilities of purchased subsidiaries at dates of acquisition included investment securities of $93 million, loans of $168 million, other assets of $37 million, deposits of $258 million and other liabilities of $3 million.